Exhibit 10.4

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND PROVINCIAL LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT
(For Use in Ontario and Quebec)

THIS SUBSCRIPTION AGREEMENT made as of this 16th day of March, 2004 between SOUND TECHNOLOGY INC. (the "Company"), a Nevada corporation, and the undersigned (the "Subscriber").

WHEREAS:

A. The Company desires to issue a maximum of 15,000,000 shares of common stock of the Company at a price of US$0.005 per share (the "Offering") in order to finance its business plan; and

B. The Subscriber desires to acquire the number of common shares of the Offering, as set forth below, on the terms and subject to the conditions of this Subscription Agreement.

NOW THEREFORE THIS SUBSCRIPTION AGREEMENT WITNESSES that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Subscription

1.1 The Subscriber hereby irrevocably subscribes for and agrees to purchase 4,000,000 common shares in the capital of the Company (the "Shares") at a price of US$0.005 per Share (such subscription and agreement to purchase being the "Subscription"), for the total purchase price of US$20,000 (the "Subscription Proceeds"), which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident.

2. Payment

2.1 The Subscription Proceeds must accompany this Subscription and shall be paid by cash or cheque or bank draft drawn on a major Canadian or U.S. chartered bank made payable to the Company and delivered to the Company or its lawyers or may be wired directly to either one of them. If the Subscription proceeds are delivered to the Company's lawyers, the Subscriber authorizes the Company's lawyers to deliver the Subscription Proceeds to the Company on the Closing Date.

2.2 The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held by the Company's lawyers on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3 Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

3. Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Company two (2) executed copies of this Subscription Agreement.

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by any regulatory authorities, stock exchanges, or applicable laws.

4. Closing

4.1 Closing of the offering of the Shares (the "Closing") shall occur on or before June 1, 2004, or on such other date as may be determined by the Company (the "Closing Date").

5. Acknowledgements of Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a) none of the Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with any applicable state securities and provincial laws;

(b) the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or qualify any of the Shares under any state or provincial securities laws;

(c) the Subscriber has received and carefully read this Subscription Agreement;

(d) the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company;

(e) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the Offering, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(f) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Subscribers during reasonable business hours at its principal place of business and that all documents, records and books in connection with the

Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(g) the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

(h) the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and the Subscriber is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(j) there is no market for the Shares, no market for the Shares may ever exist and none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

(k) the Company is a "private issuer" as that term is defined in Multilateral Instrument 45-103 ("MI 45-103"), as adopted by the British Columbia Securities Commission, a "closed company" as such term is defined in the Securities Act (Quebec) (the "Quebec Act"), and a "closely-held issuer" as such term is defined in Rule 45-501, as adopted by the Ontario Securities Commission, and, as such:

(i) the securities of the Company cannot be transferred without the previous consent of the Company's board of directors, expressed by resolution of the board, at their sole discretion; and

(ii) there are restrictions on the number of shareholders of the Company;

(l) as a "closed company" for the purposes of the Quebec Act, the bylaws of the Company prohibit the Company from offering any of its securities to the public, and such prohibition may restrict the ability of the Company to raise additional capital until such time that the bylaws are amended to remove such prohibition;

(m) the Subscriber is acquiring the Shares pursuant to an exemption from the registration and prospectus requirements of applicable securities legislation in all jurisdictions relevant to this Subscription, and, as a consequence, the Subscriber will not be entitled to use most of the civil remedies available under applicable securities legislation and the Subscriber will not receive information that would otherwise be required to be provided to the Subscriber pursuant to applicable securities legislation;

(n) the Subscriber has been advised that the business of the Company is in a start-up phase and acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalize the business or that the business will be profitable in the future;

(o) the Company is not a reporting issuer in any Canadian province and accordingly, resale of any of the Shares in Canada is restricted except pursuant to an exemption from applicable securities legislation;

(p) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(q) no documents in connection with the Offering have been reviewed by the SEC or any state securities administrators;

(r) there is no government or other insurance covering any of the Shares;

(s) the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(t) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(u) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6. Representations, Warranties and Covenants of the Subscriber

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a) the Subscriber is not a U.S. Person;

(b) the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(c) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement and the sale of the Shares to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(d) the Subscriber is purchasing the Shares as principal for investment purposes only and not with a view to resale or distribution and, in particular, the Subscriber has no intention to distribute, either directly or indirectly, any of the Shares in the United States or to U.S. Persons;

(e) the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(f) the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(g) the Subscriber understands and agrees that none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(h) the Subscriber understands and agrees that offers and sales of any of the Shares prior to the expiration of a period of one year after the date of original issuance of the Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom;

(i) the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act;

(j) the Subscriber understands and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(k) the Subscriber acknowledges that the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(l) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

(m) the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of the Subscriber's legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Shares and the Company;

(n) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

(o) it (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Shares and the Company; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(p) the Subscriber recognizes that the purchase of Shares involves a high degree of risk in that the Company does not have any commercial operations or other business assets and may require substantial funds in addition to the proceeds of this Offering;

(q) the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(r) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(s) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(t) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(u) if it is acquiring the Shares as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

(v) the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(w) if the Subscriber is resident in the Province of Ontario, the Subscriber has received from the Company an Information Statement on Form 45-501F3 (in the form attached hereto as Exhibit A) at least four days prior to executing and delivering this Subscription; and

(x) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the purchase price of any of the Shares;

(iii) as to the future price or value of any of the Shares; or

(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

6.2 If the Subscriber is a resident of British Columbia, the Subscriber represents to the Company that the Subscriber (tick one or more of the following boxes) is:

(a)	a director, officer, senior employee or control person of the Company	[ X ]
(b)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company	[ ]
(c)	a close personal friend of a director, senior officer or control person of the Company	[ ]
(d)	a close business associate of a director, senior officer or control person of the Company	[ ]
(e)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies described in (a) to (d)	[ ]

6.3 If the Subscriber has ticked one or more of boxes (b), (c) or (d) in paragraph 6.2 above, the director(s), senior officer(s), or control person(s) of the Company with whom the Subscriber has the relationship is/are:

______________________________________________________

______________________________________________________

______________________________________________________

(Fill in the name of each director. senior officer and control person which you have the above-mentioned relationship with).

6.4 If the Subscriber has ticked box (e) in paragraph 6.2 above, the director(s), senior officer(s), or control person(s) of the Company with whom the owner(s) of the Subscriber, has/have the relationship is/are:

______________________________________________________

______________________________________________________

______________________________________________________

(Fill in the name of each director. senior officer and control person which you have the above-mentioned relationship with).

6.5 In this Subscription Agreement, the term "U.S. Person" shall mean:

(a) any natural person resident in the United States;

(b) any partnership or corporation organized or incorporated under the laws of the United States;

(c) any estate of which any executor or administrator is a U.S. person;

(d) any trust of which any trustee is a U.S. person;

(e) any agency or branch of a foreign entity located in the United States;

(f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(g) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(h) any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors, as that term is defined in Regulation D of the 1933 Act, who are not natural persons, estates or trusts.

7. Representations by the Company

7.1 The Company represents and warrants to the Subscriber that:

(a) the Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct; and

(b) upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

8. Representations and Warranties will be Relied Upon by the Company

8.1 The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

9. Resale Restrictions

9.1 The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Shares have not been registered under the 1933 Act of the securities laws of any state of the United States and that the Company does not intend to register same under the 1933 Act, or the securities laws of any such state and has no obligation to do so. The Shares may not be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

10. Acknowledgement and Waiver

10.1 The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

11. Legending and Registration of Subject Shares

11.1 The Subscriber hereby acknowledges that a legend may be placed on the certificates representing any of the Shares to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

11.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

12. Costs

12.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

13. Governing Law

13.1 This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the State of Nevada.

14. Survival

14.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

15. Assignment

15.1 This Subscription Agreement is not transferable or assignable.

16. Execution

16.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

17. Severability

17.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

18. Entire Agreement

18.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

19. Notices

19.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 10 and notices to the Company shall be directed to it at 6075 South Eastern Avenue, Suite 1, City of Las Vegas, Nevada 89119-3146, Attention: The President.

20. Counterparts

20.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed and delivered this Subscription Agreement as of the date first above mentioned.

DELIVERY INSTRUCTIONS

1. Delivery - please deliver the certificates to:

Raymond Li
4425 Cecile
Pierrefonds, QC H9K 1N1

2. Registration - registration of the certificates which are to be delivered at closing should be made as follows:

Raymond Li
(name)

4425 Cecile, Pierrefonds, QC H9K 1N1
(address)

3. The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Shares as may be required for filing with the appropriate securities commissions and regulatory authorities.

Raymond Li
(Name of Subscriber - Please type or print)

/s/ Raymond Li
(Signature and, if applicable, Office)

4425 Cecile
(Address of Subscriber)

Pierrefonds, QC H9K 1N1
(City, State or Province, Postal Code of Subscriber)

Canada
(Country of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by SOUND TECHNOLOGY INC.

DATED at Pierrefonds, Quebec the 16th day of March, 2004.

SOUND TECHNOLOGY INC.

Per: /s/ Raymond Li
Raymond Li

FORM 45-501F3
FORM OF INFORMATION STATEMENT

Introduction

Ontario securities laws have been relaxed to make it easier for small businesses to raise start-up capital from the public. Some potential investors may view this change in securities laws as an opportunity to "get in on the ground floor" of emerging businesses and to "hit it big" as these small businesses grow into large ones.

Statistically, most small businesses fail within a few years. Small business investments are among the most risky that investors can make. This information statement suggests matters for you to consider in deciding whether to make a small business investment.

Risks and Investment Strategy

A basic principle of investing in a small business is: NEVER MAKE A SMALL BUSINESS INVESTMENT THAT YOU CANNOT AFFORD TO LOSE IN ITS ENTIRETY. Never use funds that might be needed for other purposes, such as a post-secondary education, retirement, loan repayment or medical expenses, and never borrow money to make such an investment. Instead use funds that you already have set aside and that otherwise would be used for a consumer purchase, such as a vacation.

Never believe that the investment is not risky. Among other risk factors, small business investments generally are highly illiquid. In particular, until the company goes public there are significant restrictions on the resale of its securities. Even after a small business goes public there may be very little liquidity in its shares. This lack of liquidity means that, if the company takes a turn for the worse or if you suddenly need the funds you have invested in the company, you may not be able to sell your securities.

Also, it is important to realize that, just because the proposed offering of securities is permitted under Ontario securities law does not mean that the particular investment will be successful. Neither the Ontario Securities Commission nor any other government agency evaluates or endorses the merits of investments.

Analyzing the Investment

Although there is no magic formula for making successful investment decisions, certain factors are often considered particularly important by professional venture investors. Some questions to consider are as follows:

1. How long has the company been in business?

2. Is management putting itself in a position where it will be accountable to investors? For example, is management taking salaries or other benefits that are too large in light of the company's stage of development? Will outside investors have any voting power to elect representatives to the board of directors?

3. How much experience does management have in the industry and in operating a small business? How successful were the managers in previous businesses?

4. Do you know enough about the industry to be able to evaluate the company and make a wise investment?

5. Does the company have a realistic business plan? Does it have the resources to successfully market its product or service?

6. How reliable is the financial information, if any, that has been provided to you? Is the information audited?

7. Is the company subject to any lawsuits?

8. What are the restrictions on the resale of the securities?

There are many other questions to be answered, but you should be able to answer these before you consider investing. If you have not been provided with the information you need to answer these and any other questions you may have about the proposed investment, make sure that you obtain the information you need from people authorized to speak on the company's behalf (e.g., management or the directors) before you advance any funds or sign any commitment to advance funds to the company. It is generally a good idea to meet with management of the company face-to-face.

Making Money on Your Investment

There are two classic methods for making money on an investment in a small business: (1) through resale of the securities in the public securities markets following a public offering; and (2) by receiving cash or marketable securities in a merger or other acquisition of the company.

If the company is the type that is not likely to go public or be acquired within a reasonable time (i.e., a family-owned or closely-held corporation), it may not be a good investment for you irrespective of its prospects for success because of the lack of opportunity to cash in on the investment. Management of a successful private company may receive a return indefinitely through salaries and bonuses but it is unlikely that there will be profits sufficient to pay dividends commensurate with the risk of the investment.

Conclusion

When successful, small businesses enhance the economy and provide jobs for its citizens. They also provide investment opportunities. However, an opportunity to invest must be considered in light of the inherently risky nature of small business investments.

In considering a small business investment, you should proceed with caution and make an informed investment decision based on your circumstances and expectations. Above all, never invest more than you can afford to lose.